UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2013 (May 21, 2013)

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2013, the board of directors of iStar Financial Inc. (the “Company”) authorized and approved amended bylaws permitting informal actions to be taken via electronic transmission.  The amended bylaws are attached as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On May 21, 2013, the Company held its 2013 Annual Meeting of Shareholders in New York, New York for the purpose of: (i) electing six directors to its board of directors, (ii) ratifying the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2013 and (iii) approving, on an advisory basis, the compensation of its named executive officers and other named officers.  The final voting results for each of the proposals submitted to a vote of shareholders at the annual meeting are set forth below.

Proposal 1.  Election of Directors:  At the annual meeting, six directors were elected for terms expiring in 2014.  For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes
Jay Sugarman	54,166,535	1,145,665	21,037,271
Robert W. Holman, Jr.	53,560,540	1,751,660	21,037,271
Robin Josephs	53,560,010	1,752,190	21,037,271
John G. McDonald	53,520,286	1,791,914	21,037,271
Dale Ann Reiss	54,610,795	701,405	21,037,271
Barry W. Ridings	53,853,390	1,458,810	21,037,271

Proposal 2.  Ratification of Independent Registered Public Accounting Firm:  At the annual meeting, the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.  The number of votes cast for and against the ratification of the selection of independent registered public accounting firm and the number of abstentions were as follows:

For	Against	Abstentions
75,537,860	722,304	89,307

Proposal 3.  Shareholder Advisory (Non-Binding) Vote on Executive Compensation:  Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers and other named officers were as follows:

For	Against	Abstentions	Broker Non-Votes
48,091,294	6,972,088	248,818	21,037,271

Item 9.01 — Financial Statements and Exhibits.

Exhibit No.
3.1	Amended Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date:	May 24, 2013	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
3.1	Amended Bylaws of the Company